                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)


    Filed by the registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    /X/  Preliminary Proxy Statement           / / Confidential, For Use of the
    / /  Definitive Proxy Statement                Commission Only (as permitted
    / /  Definitive Additional Materials           by Rule 14a-6(e)(2))
    / /  Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12


                     The Producers Entertainment Group Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/  No Fee Required

    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11

    (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transactions applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5)  Total fee paid:

        ------------------------------------------------------------------------

    / /  Fee paid previously with preliminary materials:

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------
    (3) Filing party:

        ------------------------------------------------------------------------
    (4) Date filed:

        ------------------------------------------------------------------------

                    THE PRODUCERS ENTERTAINMENT GROUP LTD.
                                  ___________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY __, 1999
                                  ___________


TO OUR STOCKHOLDERS:


     Notice is hereby given that the 1999 Special Meeting of Stockholders of The Producers Entertainment Group Ltd. ("TPEG " or the "Company") will be held at the offices of the Company at 5757 Wilshire Boulevard, Los Angeles, California 90036, on February __, 1999 at 10:00 a.m., California time. The Special Meeting is being held for the following purposes:


     1. Pursuant to the stockholder approval requirements of the Nasdaq SmallCap Market, to consider and vote upon a proposal to approve the issuance of a number of shares of the Company's Common Stock as consideration for the acquisition of MWI Distribution, Inc., which, together with the shares of Common Stock previously issued, will, upon issuance, be in excess of 20% of the number of shares of Common Stock outstanding before the issuance;



     2. To consider and vote upon a proposed amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding Common Stock, whereby each six (6) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock;



     3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Only stockholders of record of the Common Stock of the Company at the close of business on January 4, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Special Meeting may vote in person, even though he or she has returned a Proxy.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Arthur H. Bernstein
                                       ---------------------------
                                       Arthur H. Bernstein
                                       SECRETARY



Los Angeles, California 90036
January __, 1999


IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                    THE PRODUCERS ENTERTAINMENT GROUP LTD.
                                  ___________

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY __, 1999



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Producers Entertainment Group Ltd., a Delaware corporation ("TPEG" or the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of the Company, 5757 Wilshire Boulevard, Los Angeles, California 90036, on February __, 1999 at 10:00 a.m., California time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Special Meeting of Stockholders. Accompanying this Proxy Statement is the Board's Proxy for the Special Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.



     All Proxies which are properly completed, signed and returned to the Company prior to the Special Meeting, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or, with respect to stockholders of record, by attending the Special Meeting and expressing a desire to vote his or her shares in person.



     The close of business on January 4, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or at any adjournments or postponements of the Special Meeting. At the record date, 8,431,647 shares of common stock, par value $0.001 per share (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of securities of the Company entitled to vote at the Special Meeting.



     A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Special Meeting. The issuance of a number of shares of the Company's Common Stock in excess of 20% of the number of shares of the Company's Common Stock outstanding before the issuance requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. With respect to this proposal, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the Meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of this proposal. The amendment of the Certificate of Incorporation to effect a reverse stock split requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. For purposes of the vote to amend the Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the amendment of the Certificate of Incorporation.



     This Proxy Statement and the accompanying Proxy were mailed to stockholders on or about January __, 1999.

                       FINANCIAL AND RELATED INFORMATION



     The information relating to financial and related information is herein incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, under Item 5 - Market for Common Equity and Related Stockholder Matters, Item 6 - Management's Discussion and Analysis of Financial Condition and Results of Operations, and under the caption "Financial Statements," the index to which appears on page F-1 of the Company's Annual Report.



                        INDEPENDENT PUBLIC ACCOUNTANTS



     The Audit Committee of the Board approved the engagement of Singer Lewak Greenbaum & Goldstein LLP as its independent auditors for the year ending
June 30, 1998 to replace Kellogg & Andelson Accountancy Corporation ("Kellogg & Andelson"), who resigned as auditors of the Company effective June 22, 1998. Kellogg & Andelson advised TPEG that Kellogg & Andelson could no longer provide services as independent accountants for publicly held companies. The Company reported this change in independent public accountants in its Current Report on Form 8-K filed with the Commission on June 29, 1998.



     Kellogg & Andelson audited the financial statements of TPEG as of June 30, 1996 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 1996 and 1997 (collectively, the "Financial Statements"). Kellogg & Andelson's reports on the Financial Statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of TPEG's financial statements for the years ended June 30, 1996 and 1997, and in the subsequent interim period through June 22, 1998, there were no disagreements with Kellogg & Andelson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Kellogg & Andelson would have caused Kellogg & Andelson to make reference to the subject matter of the disagreements in their reports.



     Representatives of Singer Lewak Greenbaum & Goldstein LLP may be present at the Special Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                  PROPOSAL 1
              APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK
           IN CONNECTION WITH THE ACQUISITION OF MWI DISTRIBUTION, INC.


     On July 15, 1998, the Company acquired, pursuant to a Merger Agreement by and among the Company, TPEG Merger Company, a wholly owned subsidiary of the Company, MWI Distribution, Inc. and the stockholders of MWI
Distribution, Inc., 100% of the outstanding capital stock of MWI Distribution, Inc. (doing business as MediaWorks International) ("MediaWorks International"). MediaWorks International provides international television and video distribution, specializing in the licensing of children's and family programming and animation. MediaWorks International is also a co-production and co-financing partner in various animated and live-action programming ventures and engages in worldwide sales of direct-to-video series and specials. The Board believes that the acquisition of MediaWorks International will expand the Company's distribution business to include the international market and will provide increased opportunities to expand the international co-production activities of MediaWorks International.

     The consideration paid at closing to Thomas A. Daniels and Craig Sussman, the stockholders of MediaWorks International (the "MW
Stockholders"), was 763,889 shares of the Company's Common Stock. In addition, the Company issued in the name of the MW Stockholders 439,815 shares of the Company's Common Stock (the "Escrow Stock").

     In addition to the payment of the shares described above, the Company agreed to pay to the MW Stockholders up to 1,375,662 shares of Series B Preferred Stock or Common Stock contingent upon the performance of MediaWorks International (the "Contingent Shares"), subject to certain additional conditions. Pursuant to the terms of the Merger Agreement, the shares to be paid as consideration in the merger shall be paid in Common Stock until the issuance of one additional share would require approval of the Company's stockholders under the rules of the Nasdaq SmallCap Market, after which the shares to be paid as consideration shall be paid in shares of Series B Preferred Stock. Each share of Series B Preferred Stock issued by the Company is convertible into one share of Common Stock upon approval by the stockholders of this Proposal 1.

     The Company's Common Stock is listed on the Nasdaq SmallCap Market. The Nasdaq SmallCap Market requires stockholder approval prior to the issuance by the Company of Common Stock which would constitute 20% or more of the Common Stock outstanding on the date of issuance. In addition, the Merger Agreement requires that the Company request stockholder approval at this Special Meeting, pursuant to Nasdaq Rule 4310(c)(25), of the issuance of the Common Stock. The Merger Agreement was filed with the Securities and Exchange Commission as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed on July 31, 1998.

     The contingent consideration to be paid to the MW Stockholders is described herein. If MediaWorks International earns pre-tax net income (as defined in the Merger Agreement) of $750,000 for the fiscal year ended June 30, 1999, the Company will pay the MW Stockholders a number of Contingent Shares determined by dividing $850,000 by the greater of (a) the 30-day average trading price of the Common Stock ("Common Stock Average Price") and
(b) $2.3625. If MediaWorks International earns pre-tax net income of $900,000 for the fiscal year ended June 30, 2000, the Company will pay the MW Stockholders a number of Contingent Shares determined by dividing $1,150,000 by the greater of (a) the Common Stock Average Price and (b) $2.3625. If MediaWorks International earns pre-tax net income of $1,100,000 for the fiscal year ended June 30, 2001, the Company will pay the MW Stockholders the balance of the Contingent Shares. If MediaWorks International fails to achieve the minimum projected pre-tax net income during any period, the portion of the Contingent Shares not used shall be added to the amount contingently payable in the next year. However, if all of the Contingent Shares have not been earned by June 30, 2002, and MediaWorks International achieves average pre-tax net income of $500,000 for each of the fiscal years ended June 30, 1999, 2000 and 2001 and earns pre-tax net income of $1,325,000 for the fiscal year ended June 30, 2002, the Company will deliver to the MW Stockholders any remaining Contingent Shares.

     Further, if MediaWorks International earns at least 75% of the targeted pre-tax net income in any given year, then the MW Stockholders will be entitled to receive a pro rata portion of their Contingent Shares. In addition, if MediaWorks International achieves pre-tax net income in excess of the agreed upon target, then the MW Stockholders will receive additional Contingent Shares equal to the percentage that actual pre-tax net income exceeds the agreed upon minimum target amount. The increase cannot, however, exceed 50% of the specified maximum number of Contingent Shares for such payment.

     In addition to the contingent consideration described above, the Merger Agreement also provides for the issuance of up to 109,428 shares of the Company's Common Stock if the Common Stock Average Price does not equal or exceed $3.80 per share at any time between July 15, 1998 and June 30, 1999. The exact number of shares of Common Stock to be issued pursuant to this requirement equals 0.0908 multiplied by the total number of shares of Common Stock issued at the Closing plus the number of shares of Escrow Stock released by June 30, 1999.



     The effect of the rules of the Nasdaq SmallCap Market is to require stockholder approval prior to the issuance by the Company of any share over 144,858 additional shares of Common Stock as consideration in the merger, based on the number of shares of Common Stock outstanding as of the close of business on July 14, 1998, the day prior to the closing of the merger. Without stockholder approval of this Proposal 1, the MW Stockholders will be entitled to only a total of 1,348,562 shares of Common Stock, with the balance of the consideration for the merger being paid in shares of Series B Preferred Stock.



     EFFECT OF THE ISSUANCE OF ADDITIONAL COMMON STOCK.

     The issuance of Common Stock as consideration in the Merger will increase the number of outstanding shares of Common Stock. As a result of the issuance of the Common Stock, the economic interests and voting rights of each stockholder will be diluted.

     RECOMMENDATION AND REQUIRED VOTE

     The issuance of a number of shares of the Company's Common Stock in excess of 20% of the number of shares of the Company's Common Stock outstanding before the issuance requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. With respect to this proposal, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes, while included in the determination of shares present at the Meeting for purposes of determining a quorum, will not be counted as votes cast for or against approval of this proposal. The Board is of the opinion that the issuance of the Common Stock is advisable and in the best interests of the Company and recommends a vote FOR the approval of this Proposal 1. All proxies will be voted to approve this Proposal 1 unless a contrary vote is indicated on the enclosed proxy card.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 1, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                  PROPOSAL 2
                           APPROVAL OF AN AMENDMENT
                               TO THE COMPANY'S
               RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A
                       ONE-FOR-SIX REVERSE STOCK SPLIT



     The Board of the Company has approved, subject to stockholder approval, a proposed amendment to the Company's Restated Certificate of Incorporation (the "Amendment") which will effect a one-for-six reverse stock split (the "Reverse Split") of the issued and outstanding shares of Common Stock. The complete text of the Amendment is set forth as Exhibit "A" to this Proxy Statement.




     If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Reverse Split will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed, automatically and without any action on the part of the stockholders, to represent one-sixth the number of shares of Common Stock after the Reverse Split (the "New Shares").




     No fractional New Shares will be issued as a result of the Reverse Split. Each stockholder whose Old Shares are not evenly divisible by six will receive one whole share of Common Stock in lieu of a fractional share. After the Reverse Split becomes effective, stockholders of record will be requested to surrender certificates representing the Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the stockholders. Until surrender, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-sixth the number of Old Shares.



     Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates.

     The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that currently characterize the Common Stock will not be altered by the Reverse Split.



     PURPOSES OF THE PROPOSED REVERSE SPLIT. The Board believes that the Reverse Split is desirable for several reasons. Since 1991, the closing sales price of the Common Stock has never exceeded $5.50. It is expected that, as a result of the Reverse Split, the market price of the Common Stock should increase. The Board believes that this increase in price should enhance the acceptability of the Common Stock by institutional investors (many of whom will not invest in securities which trade at a price under $5 per share), as well as the financial community and the investing public at large.



     A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of these policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. The expected increased price level may also encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split is effected.

     On October 9, 1998, the Company received notification from Nasdaq that due to the Company's insufficient minimum bid price the Company may be delisted from the Nasdaq SmallCap Market unless it raises the Company's minimum bid price. Nasdaq rules require that the Company have a minimum bid price of $1.00 or greater for ten consecutive trading days during a ninety calendar day period. If the Company fails to meet SmallCap Market listing requirements, including the requirement that the Company have a minimum bid price of $1.00, the Company's Common Stock could be subject to delisting from the Nasdaq SmallCap Market.

     The Board believes that a delisting of the Common Stock from the Nasdaq SmallCap Market could, among other things, adversely affect the Company's ability to attract new investors and to make acquisitions by issuing shares of Common Stock. A delisting also would decrease the liquidity of the outstanding shares of Common Stock and consequently, reduce the trading price and increase transaction costs of trading such shares. The Board believes that if the Reverse Split is approved, the bid price may increase over the $1.00 minimum bid price which should permit the Company to maintain its listing on the SmallCap Market.



     Stockholders should note that the Board cannot predict what effect the Reverse Split will have on the market price of the Common Stock. The Company is aware that some companies which have effected reverse stock splits have experienced a decline in their market value and there can be no assurance that the market price per New Share after the Reverse Split will approximate six times the market price per Old Share before the Reverse Split, or that any of the other effects will occur.




     EFFECT OF THE REVERSE SPLIT. The Reverse Split will be effected by means of filing the Amendment with the Delaware Secretary of State. Assuming approval of the Reverse Split by the requisite vote of the stockholders at the Special Meeting, the Amendment thereafter will be filed with the Delaware Secretary of State as promptly as practicable and the Reverse Split will become effective as of 5:00 p.m., Pacific time, on the date of that filing (the "Reverse Split Effective Date"). After the Reverse Split, without any further action on the part of the Company or the stockholders, certificates representing Old Shares will thereafter represent New Shares equal to one-sixth of the number of Old Shares.



     The Company currently has authorized capital stock of 50,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. The Amendment will not reduce the number of authorized shares of Common Stock or of Preferred Stock.



     As of the Record Date, the number of issued and outstanding Old Shares was 8,431,647. The following table illustrates the principal effects of the proposed Reverse Split and decrease in outstanding Common Stock assuming no additional shares of Common Stock are issued prior to the Reverse Split Effective Date as a result of the exercise of any options or warrants:





        SHARES OF                PRIOR TO PROPOSED               AFTER PROPOSED
       COMMON STOCK                REVERSE SPLIT                 REVERSE SPLIT
       ------------                -------------                 -------------
        AUTHORIZED                  50,000,000                    50,000,000

        OUTSTANDING                  8,431,647                     1,405,275




     The Common Stock is currently registered under Section 12(g) of the Exchange Act and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock is admitted for trading on the Nasdaq SmallCap Market and the Boston Stock Exchange. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act or its status as a security registered on the Nasdaq SmallCap Market and the Boston Stock Exchange.

     FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. However, the Company believes that because the Reverse Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following effects. The receipt of Common Stock in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. If the Reverse Split is approved, the tax basis of Common Stock received as a result of the Reverse Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Split will be included in the holding period of the Common Stock received as a result of the Reverse Split.

     CERTIFICATES AND FRACTIONAL SHARES. As soon as practicable after the Reverse Split Effective Date, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Reverse Split

Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to Oxford Transfer & Registrar, the Company's transfer agent (the "Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his or her Old Shares have been reclassified and changed as a result of the Reverse Split.

     Stockholders should not submit any certificates until requested to do so. No new Certificate will be issued to a stockholder until he or she has surrendered his or her outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent.



     No fractional shares of Common Stock will be issued. In lieu thereof, stockholders holding a number of shares of Common Stock not evenly divisible by six, upon surrender of their certificates representing the Old Shares, will receive one whole share of Common Stock in lieu of a fractional share.



     MISCELLANEOUS. The Board may abandon the proposed Reverse Split at any time before or after the Special Meeting and prior to the Reverse Split Effective Date if for any reason the Board deems it advisable to abandon the proposal. The Board may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board may make any and all changes to the Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State to give effect to the Reverse Split.

     RECOMMENDATION AND REQUIRED VOTE

     The amendment of the Certificate of Incorporation to effect a reverse stock split requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. For purposes of the vote to amend the Certificate of Incorporation, abstentions and broker non-votes will be counted as votes cast against approval of the amendment of the Certificate of Incorporation. The Board is of the opinion that the Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of this Proposal 2. All proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed proxy card.



     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO EFFECT A ONE-FOR-SIX REVERSE STOCK SPLIT, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.



                            PRINCIPAL STOCKHOLDERS

     The information relating to principal stockholders is herein incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, under Item 11 - Security Ownership of Certain Beneficial Owners and Management.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder who intends to present a proposal at the next Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting was required to submit such proposal to the Company at its principal executive offices by December 12, 1998.

                            SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.

                          ANNUAL REPORT ON FORM 10-K

     THE COMPANY INCORPORATES HEREIN BY REFERENCE INFORMATION SET FORTH IN THE ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1998. THE COMPANY IS PROVIDING TO STOCKHOLDERS THE AFOREMENTIONED DOCUMENT ALONG WITH THIS PROXY STATEMENT.


                      ON BEHALF OF THE BOARD OF DIRECTORS


                              Arthur H. Bernstein
                                   Secretary


Los Angeles, California 90036
January __, 1999

Exhibit A

                           CERTIFICATE OF AMENDMENT
                                       OF
                         CERTIFICATE OF INCORPORATION
                                       OF
                    THE PRODUCERS ENTERTAINMENT GROUP LTD.

The undersigned, being the President and Secretary, respectively, of The Producers Entertainment Group Ltd. (the "Corporation") DO HEREBY CERTIFY as follows:

1.  The name of the Corporation is The Producers Entertainment Group Ltd.



2. The Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for six (6) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each six (6) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.



3.  In order to effectuate the amendment set forth in Paragraph 2 above:


    (a) All of the Corporation's issued Common Stock, having a par value of $.001 per share, is hereby changed into new Common Stock, having a par value of $.001 per share, on the basis of one (1) new share of Common Stock for each six (6) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State for the State of Delaware, provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who would otherwise be entitled to a fractional share as a result of such change shall have only a right to receive one whole share, in lieu of any fractional share otherwise issuable upon conversion.


    (b) The Corporation's 50,000,000 authorized shares of Common Stock, having a par value of $.001 per share, shall not be changed;

    (c) The Corporation's 20,000,000 authorized shares of preferred stock, having a par value of $.001 per share, shall not be changed; and

    (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

4. The foregoing amendments of the Certificate of Incorporation of the Corporation have been duly adopted by the Corporation's Board of Directors and Stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned have subscribed this document on the date set forth below.


Dated: ___________________             Attest:


_______________________________        _______________________________
Lawrence S. Jacobson, President        Arthur Bernstein, Secretary

                    THE PRODUCERS ENTERTAINMENT GROUP LTD.
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS


     The undersigned, a stockholder of THE PRODUCERS ENTERTAINMENT GROUP LTD., a Delaware corporation, (the "Company") hereby appoints Irwin Meyer and Arthur Bernstein, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Special Meeting of Stockholders (the "Special Meeting"), to be held on February __, 1999, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:



     The Board of Directors recommends a FOR vote on Proposal 1 and a FOR vote on Proposal 2.



     1. The approval of the issuance of a number of shares of the Company's Common Stock as consideration for the acquisition of MWI Distribution, Inc., which, together with the shares of Common Stock previously issued, will, upon issuance, be in excess of 20% of the number of shares of Common Stock outstanding before issuance.


            ____ FOR             ____ AGAINST         ____ ABSTAIN


     2. The approval of an amendment to The Producers Entertainment Group Ltd. Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding Common Stock, $0.001 par value per share, whereby each six (6) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock.


            ____ FOR             ____ AGAINST         ____ ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.



     This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE APPROVAL OF THE ISSUANCE OF A NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK IN EXCESS OF 20% OF THE NUMBER OF SHARES OUTSTANDING AS CONSIDERATION FOR THE ACQUISITION OF MWI DISTRIBUTION, INC. AND THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AND AS THE PROXY HOLDER SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE SPECIAL MEETING, UNLESS OTHERWISE DIRECTED.

    The undersigned acknowledges receipt of a copy of the Notice of Special Meeting and accompanying Proxy Statement dated January __, 1999 relating to the Special Meeting.



                                  Date: ______________________________, ____


                                  __________________________________________


                                  __________________________________________
                                  Signature(s) of Stockholder(s)
                                  (See Instructions Below)


                                  The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.


                          THIS PROXY IS SOLICITED BY
                          THE BOARD OF DIRECTORS OF
                    THE PRODUCERS ENTERTAINMENT GROUP LTD.

                     THE PRODUCERS ENTERTAINMENT GROUP LTD.
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS


    The undersigned, a stockholder of THE PRODUCERS ENTERTAINMENT GROUP LTD., a Delaware corporation, (the "Company") hereby appoints Irwin Meyer and Arthur Bernstein, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Special Meeting of Stockholders (the "Special Meeting"), to be held on February
  , 1999, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:


    The Board of Directors recommends a FOR vote on Proposal 1 and a FOR vote on Proposal 2.

1. The approval of the issuance of a number of shares of the Company's Common Stock as consideration for the acquisition of MWI Distribution, Inc., which, together with the shares of Common Stock previously issued, will, upon issuance, be in excess of 20% of the number of shares of Common Stock outstanding before issuance.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. The approval of an amendment to The Producers Entertainment Group Ltd. Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding Common Stock, $0.001 par value per share, whereby each four (4) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

                          (CONTINUED ON REVERSE SIDE)

    This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE APPROVAL OF THE ISSUANCE OF A NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK IN EXCESS OF 20% OF THE NUMBER OF SHARES OUTSTANDING AS CONSIDERATION FOR THE ACQUISITION OF MWI DISTRIBUTION, INC. AND THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AND AS THE PROXY HOLDER SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE SPECIAL MEETING, UNLESS OTHERWISE DIRECTED.


    The undersigned acknowledges receipt of a copy of the Notice of Special
Meeting and accompanying Proxy Statement dated January   , 1999 relating to the
Special Meeting.

                                             Date: ___________________, ________
                                             ___________________________________
                                             ___________________________________
                                               Signature(s) of Stockholder(s)
                                                  (See Instructions Below)

                                             The signature(s) hereon should
                                             correspond exactly with the name(s)
                                             of the stockholder(s) appearing on
                                             the Stock Certificate. If stock is
                                             jointly held, all joint owners
                                             should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If signer is a
                                             corporation, please sign the full
                                             corporation name, and give title of
                                             signing officer.

                                             THIS PROXY IS SOLICITED BY THE
                                             BOARD OF DIRECTORS OF THE PRODUCERS
                                             ENTERTAINMENT GROUP LTD.